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                                                    Exhibit 99

The Bank of New York Company, Inc.                  NEWS
- -----------------------------------------------------------------------

                                     48 Wall Street, New York, NY 10286

                                     Contact:
For Release:                         PUBLIC AND INVESTOR RELATIONS DEPT.



IMMEDIATELY                                    Paul J. Leyden, SVP
                                               (212) 495-1041
                                               Andrew M. Merrill, VP
                                               (212) 495-1619
                                               Rhonda Barnat, AVP
                                               (212) 495-1725



              THE BANK OF NEW YORK COMPANY, INC. REPORTS
                      RECORD FIRST QUARTER E.P.S.
               First Quarter E.P.S. Rises 22% to $1.06;
        ROE of 19.98% and ROA of 1.65% Set Quarterly Records




NEW YORK, N.Y., April 17, 1995 -- The Bank of New York Company, Inc. (NYSE: BK) reported first quarter fully diluted earnings per share of $1.06, a 22% increase over the 87 cents earned in the first quarter of 1994. Net income rose by 20% to $213 million from $178 million earned in the same period last year.
     Net interest income, on a taxable equivalent basis, totaled $502 million in the first quarter, a $106 million or 27% increase over the first quarter of last year. Tax equivalent net interest income was up from the fourth quarter of 1994, as it increased by $16 million, or 3%. The net yield on interest earning assets of 4.49%, a quarterly record, was 10 basis points higher than in the fourth quarter of 1994 and 60 basis

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points higher than the first quarter of 1994.  The Company continued to shift its asset mix toward higher yielding assets, including credit cards. Revenues from the Company's securities processing business grew 11% and were led by strong performances from ADRs, corporate trust, mutual funds custody and master trust. Continued strict control of operating costs also contributed to higher earnings.
     Return on average common equity was a record 19.98% in the first quarter of 1995, compared with 19.03% in the fourth quarter of 1994 and 18.55% in the first quarter of last year. Return on average assets for the first quarter was a record 1.65% versus 1.55% in the fourth quarter and 1.50% in the first quarter of 1994.
     The Company completed a 5 million share buyback program initially announced in the first quarter of last year. All of the repurchased shares were used in connection with certain employee benefit plans or are currently being held in Treasury.
     The Company's estimated Tier I capital and Total capital ratios were 8.59% and 13.34% at March 31, 1995 compared with 8.45% and 13.43% at
December 31, 1994, and 8.28% and 12.89% at March 31, 1994. Tangible common equity as a percent of total assets was 7.40% at March 31, 1995 compared with 7.39% at December 31, 1994 and 6.84% one year ago.

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NET INTEREST INCOME

(in millions)               1995          1994
                          -------    ----------------
                            1st        4th      1st
                          Quarter    Quarter  Quarter
                          -------    -------  -------
Net Interest Income         $502       $486     $396

Net Interest Rate
 Spread                     3.41%      3.44%    3.18%
Net Yield on Interest
 Earning Assets             4.49       4.39     3.89

     On a taxable equivalent basis, net interest income amounted to a record $502 million in the first quarter of 1995, compared with $396 million in the same period of 1994, an increase of 27%. The net interest rate spread was 3.41% in the first quarter of 1995 compared with 3.44% in the fourth quarter of 1994 and 3.18% one year ago. The net yield on interest earning assets was a record 4.49% in the first quarter of 1995 compared with 4.39% in the fourth quarter of 1994 and 3.89% in the same period last year. The return of a portion of the Company's credit card securitization to its balance sheet was of modest benefit to the yield.
     The Company's credit card business continued its strong growth. Managed outstandings were up by 21% to $7.6 billion from $6.3 billion and the number of card accounts increased by 16% to 5.7 million from 4.9 million one year ago.

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NONINTEREST INCOME
(In millions)
                                  1st Quarter
                               ----------------
                                 1995     1994
                               -------  -------
Processing Fees
  Securities                     $ 98     $ 88
  Other                            44       42
                                 ----     ----
                                  142      130
Trust and Investment Fees          32       33
Income from Credit Card
 Securitization                     3       12
Other Service Charges and Fees    110      107
Securities Gains                    7       12
Foreign Exchange and
 Other Trading Activities          12       16
Other                              13       40
                                 ----     ----
Total Noninterest Income         $319     $350
                                 ====     ====

     Securities processing fees increased 11% to $98 million compared to $88 million in the first quarter of 1994. All of the Company's securities processing businesses showed increases compared with the fourth quarter of 1994, with the strongest performances coming from ADRs, corporate trust, mutual funds custody and master trust. Trade finance revenue increased by 22% over the first quarter of last year. Total revenues in funds transfer were up 20% from last year. However, service fees in the funds transfer and deposit services areas were lower this quarter due to customers' continued use of compensating balances in lieu of fees in the

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current high interest rate environment.  Credit card
interchange income, which increased 50% to $17 million in the first quarter, and syndication fees were also areas of strength. Other noninterest income was $13 million versus $40 million in the first quarter of 1994. The difference relates principally to the inclusion of a $22 million non-recurring pre-tax gain on the sale of a portion of the Company's interest in Wing Hang Bank, Ltd. in the first quarter of 1994.
     The return of the securitized credit card receivables to the balance sheet reduced noninterest income by $10 million compared to last year's first quarter.

NONINTEREST EXPENSE AND INCOME TAXES
     The Company continued its strict control of expenses in the first quarter of 1995. Total noninterest expense was up only 3% to $416 million from $403 million in the same period last year. Salaries and employee benefits increased 5% in the first quarter to $222 million from $211 million in the same period last year due in part to acquisitions in the Company's securities processing and factoring businesses and growth in its credit card business. Occupancy and furniture and equipment expense were down 4% from last year's first quarter. The effective tax rate for the first quarter of 1995 was 38.1% compared with 37.5% for the first quarter of 1994.

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NONPERFORMING ASSETS

(dollars in millions)
                                                       Change
                                                       1Q 1995 vs
                                3/31/95   12/31/94     4Q 1994
                              -------------------------------------
Loans:
  HLT                            $  23      $  24        (4)%
  Commercial Real Estate            67         63         6
  Other Commercial                  47         50        (6)
  Foreign                           31         32        (3)
  LDC                               34         45       (24)
  Community Banking                 79         83        (5)
                                 -----      -----
  Total Loans                      281        297        (5)
Other Real Estate                   57         56         2
                                 -----      -----
  Total                          $ 338      $ 353        (4)
                                 =====      =====
Nonperforming Assets Ratio         1.0%       1.1%
Allowance/Nonperforming Loans    266.5      266.7
Allowance/Nonperforming Assets   221.5      224.4


      This was the fifteenth consecutive quarter of nonperforming assets decreases. NPAs totaled $338 million at March 31, 1995, compared with $353 million at December 31, 1994, a decrease of $15 million or 4%.

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LOAN LOSS PROVISION AND NET CHARGE-OFFS

(in millions)
                                   1st         4th          1st
                                 Quarter     Quarter      Quarter
                                   1995        1994         1994
                               ------------------------------------
Provision                         $  50       $  39        $  45
                                   -----      -----        -----

Net charge-offs:
  HLT                             $   -       $  (1)           -
  Commercial Real Estate             (4)          -           (5)
  Other Commercial                   (4)        (16)         (20)
  Consumer                          (63)        (48)         (39)
  Foreign                           (11)        (17)           -
  Other                              (3)         (1)         (19)
                                  -----       -----        -----
      Total                         (85)        (83)         (83)
Acquisition                           1           -            -
Credit Card Securitization            2           3            2
                                  -----       -----        -----
Decrease in Regular Allowance     $ (32)      $ (41)       $ (36)
                                  =====       =====        =====
Other Real Estate Expenses        $   1       $   4        $   2



The increase in the provision was principally related to growth in the credit card portfolio, particularly in the Consumers Edge (registered trademark) product line. The allowance for loan losses was $749 million, or 2.19% of loans at March 31, 1995, compared with $792 million, or 2.40% of loans at December 31, 1994. The Company charged off $11 million of loans to Yugoslavia.
                       ***************************

  (Financial highlights and detailed financial statements are attached.)




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                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)

For the Three Months Ended March 31:            1995       1994     Change
- ------------------------------------            ----       ----     ------

  Net Income                                  $  213     $  178      19.7%
    Per Common Share:
      Primary Earnings                        $ 1.12     $ 0.93      20.4
      Fully Diluted Earnings                    1.06       0.87      21.8
      Cash Dividends                            0.32       0.225     42.2

  Return on Average Common Shareholders'
      Equity                                   19.98%     18.55%
  Return on Average Assets                      1.65       1.50


As of March 31:
- ---------------
  Assets                                     $52,280    $48,008       8.9%
  Loans                                       34,237     32,560       5.2
  Securities                                   4,697      5,619     -16.4
  Deposits - Domestic                         23,535     23,637      -0.4
           - Foreign                          11,370      9,120      24.7
  Long-Term Debt                               1,732      1,540      12.5
  Preferred Shareholders' Equity                 117        138     -15.2
  Common Shareholders' Equity                  4,430      3,891      13.9

  Common Shareholders' Equity Per Share        23.51      20.69      13.6
  Market Value Per Share of Common Stock       33.00      25.50      29.4

  Allowance for Loan Losses as a Percent
    of Loans                                    2.19%      2.87%
  Tier I Capital Ratio                          8.59       8.28
  Total Capital Ratio                          13.34      12.89
  Leverage Ratio                                8.10       7.66
  Tangible Common Equity Ratio                  7.40       6.84




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                                   THE BANK OF NEW YORK COMPANY, INC.
                                   Consolidated Statements of Income
                                             (Unaudited)
                                (In millions, except per share amounts)

                                        For the three months ended
                                                 March 31,
                                              1995      1994
                                              ----      ----

Interest Income
Loans                                        $ 765     $ 512
Securities
  Taxable                                       56        57
  Exempt from Federal Income Taxes              12        15
                                             -----     -----
                                                68        72
Deposits in Banks                               30         8
Federal Funds Sold and Securities
 Purchased Under Resale Agreements              66        19
Trading Assets                                   7        15
                                             -----     -----
      Total Interest Income                    936       626
                                             -----     -----
Interest Expense
Deposits                                       308       166
Federal Funds Purchased and
Securities Sold Under
Repurchase Agreements                           32        27
Other Borrowed Funds                            72        23
Long-Term Debt                                  33        27
                                              ----      ----
      Total Interest Expense                   445       243
                                              ----      ----
Net Interest Income                            491       383
Provision for Loan Losses                       50        45
                                             -----     -----
Net Interest Income After
 Provision for Loan Losses                     441       338
                                             -----     -----
Noninterest Income
Processing Fees
 Securities                                     98        88
 Other                                          44        42
                                             -----     -----
                                               142       130
Trust and Investment Fees                       32        33
Service Charges and Fees                       119       119
Securities Gains                                 7        12
Other                                           19        56
                                             -----     -----
    Total Noninterest Income                   319       350
                                             -----     -----
Noninterest Expense
Salaries and Employee Benefits                 222       211
Net Occupancy                                   44        47
Furniture and Equipment                         22        22
Other                                          128       123
                                             -----     -----
  Total Noninterest Expense                    416       403
                                             -----     -----
Income Before Income Taxes                     344       285
Income Taxes                                   131       107
                                             -----     -----
Net Income                                   $ 213     $ 178
                                             =====     =====
Net Income Available to
Common Shareholders                          $ 210     $ 174
                                             =====     =====
Per Common Share Data:
   Primary Earnings                          $1.12     $0.93
   Fully Diluted Earnings                     1.06      0.87
   Cash Dividends                             0.32      0.225

Average Common Shares Outstanding              188       188




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                       THE BANK OF NEW YORK COMPANY, INC.
                      Consolidated Statements of Condition
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)

                                                     March 31,  December 31,
                                                        1995        1994
                                                        ----        ----

Assets
  Cash and Due from Banks                             $ 3,723     $ 2,903
  Interest-Bearing Deposits in Banks                      954         992
  Securities:
    Held to Maturity                                    2,859       2,930
    Available for Sale                                  1,838       1,721
                                                      -------     -------
         Total Securities                               4,697       4,651
    Trading Assets at Fair Value                        1,635         940
    Federal Funds Sold and Securities Purchased
     Under Resale Agreements                            3,412       3,019
    Loans (Less allowance for loan losses
      of $749 in 1995 and $792 in 1994)                33,488      32,291
    Premises and Equipment                                906         914
    Due from Customers on Acceptances                   1,035         810
    Accrued Interest Receivable                           274         290
    Other Assets                                        2,156       2,069
                                                      -------     -------
         Total Assets                                 $52,280     $48,879
                                                      =======     =======
 Liabilities and Shareholders' Equity
  Deposits
   Noninterest-Bearing (principally
     domestic offices)                                $ 8,173     $ 8,579
   Interest-Bearing
    Domestic Offices                                   15,428      14,871
    Foreign Offices                                    11,304      10,641
                                                      -------     -------
         Total Deposits                                34,905      34,091
  Federal Funds Purchased and Securities
     Sold Under Repurchase Agreements                   1,949       1,502
  Other Borrowed Funds                                  6,337       4,738
  Acceptances Outstanding                               1,036         812
  Accrued Taxes and Other Expenses                      1,135       1,049
  Accrued Interest Payable                                247         213
  Other Liabilities                                       392         404
  Long-Term Debt                                        1,732       1,774
                                                      -------     -------
         Total Liabilities                             47,733      44,583
                                                      -------     -------
   Shareholders' Equity
   Preferred Stock-no par value, authorized
     5,000,000 shares, outstanding
     184,000 shares                                       111        111
   Class A Preferred Stock - par value
     $2.00 per share, authorized 5,000,000
     shares, outstanding 219,604 shares
     in 1995 and 322,104 shares in 1994                     6          8
   Common Stock-par value $7.50 per share,
     authorized 350,000,000 shares, issued
     193,914,725 shares in 1995 and
     190,213,322 shares in 1994                         1,454      1,427
   Additional Capital                                     900        858
   Retained Earnings                                    2,196      2,048
   Securities Valuation Allowance                          (3)       (58)
                                                      -------    -------
                                                        4,664      4,394
   Less:  Treasury Stock (3,133,305 shares in
          1995 and 2,566,071 in 1994), at cost             97         78
          Loan to ESOP (712,695 shares) at cost            20         20
                                                      -------    -------
         Total Shareholders' Equity                     4,547      4,296
                                                      -------    -------
Total Liabilities and Shareholders' Equity            $52,280    $48,879
                                                      =======    =======


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                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                        Preliminary
                                   (Dollars in millions)


                                For the three              For the three
                                 months ended               months ended
                                March 31, 1995             March 31, 1994
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
- ------
Interest-Bearing
Deposits in Banks
(primarily foreign)        $ 1,907    $  30   6.31%  $   563    $    8   5.39%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     4,598       66   5.86     2,444        19   3.23
Loans
 Domestic Offices           23,101      575  10.10    21,309       398   7.58
 Foreign  Offices           10,554      192   7.36    10,005       116   4.69
                           -------   ------          -------    ------
   Total Loans              33,655      767   9.24    31,314       514   6.66
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,871       41   5.82     3,688        48   5.30
 U.S. Government Agency
  Obligations                  318        5   6.33       366         6   6.41
 Obligations of States and
  Political Subdivisions       713       19  10.71     1,024        24   9.55
 Other Securities,
  including Trading
  Securities                 1,232       19   6.24     1,822        20   4.35
                           -------   ------          -------    ------
  Total Securities           5,134       84   6.63     6,900        98   5.74
                           -------   ------          -------    ------
Total Interest-Earning
    Assets                  45,294      947   8.48%   41,221       639   6.29%
                                     ------                     ------
Allowance for Loan Losses     (787)                     (971)
Cash and Due from Banks      2,658                     3,000
Other Assets                 5,118                     5,116
                           -------                   -------
  TOTAL ASSETS             $52,283                   $48,366
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,414       36   4.26%  $ 3,626        22   2.47%
 Savings                     7,692       57   2.99     8,383        45   2.19
 Certificates of Deposit
  $100,000 & Over            1,863       26   5.76       885         7   3.06
 Other Time Deposits         2,489       31   5.07     2,268        24   4.37
 Foreign Offices            11,412      158   5.61     8,739        68   3.17
                            ------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 26,870      308   4.65    23,901       166   2.83
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,277       32   5.76     3,713        27   2.90
Other Borrowed Funds         4,691       72   6.25     2,610        23   3.63
Long-Term Debt               1,781       33   7.36     1,557        27   6.86
                            ------   ------           ------    ------
  Total Interest-Bearing
   Liabilities              35,619      445   5.07%   31,781       243   3.11%
                                     ------                     ------
Noninterest-Bearing
   Deposits                  8,757                     9,440
Other Liabilities            3,527                     3,106
Preferred Stock                117                       243
Common Shareholders'
  Equity                     4,263                     3,796
                            ------                    ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $52,283                   $48,366
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $  502   3.41%             $  396   3.18%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.49%                      3.89%
                                              ====                       ====